UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2006

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 1, 2006, DCP Midstream Partners, LP (the “Partnership”), acquired all the outstanding equity (the “Transaction”) of Gas Supply Resources LLC, a Texas limited liability company (“GSR”), from DCP LP Holdings, LP (“Holdings”), a wholly-owned subsidiary of Duke Energy Field Services, LLC (“DEFS LLC” and together with Holdings “DEFS”). The Transaction was completed in accordance with the Contribution Agreement, dated October 9, 2006 (the “Contribution Agreement”), between the Partnership and Holdings previously reported on the Partnership’s Current Report on Form 8-K dated October 13, 2006. The description of the Contribution Agreement contained in the Form 8-K filed on October 13, 2006 is incorporated herein by reference and the Contribution Agreement filed in such Form 8-K as Exhibit 10.1 is incorporated herein by reference.

In connection with the Transaction, the Partnership or wholly-owned subsidiaries of the Partnership, entered into the material definitive agreements described below in this item.

Partnership Agreement Amendment

On November 1, 2006, in connection with the Transaction, the Partnership’s general partner, DCP Midstream GP, LP (the “General Partner”), amended the Partnership’s Amended and Restated Partnership Agreement by entering into the Second Amended and Restated Partnership Agreement (the “Partnership Agreement Amendment”), which created the Partnership’s Class C Units that were issued to Holdings as partial consideration for the acquisition of GSR. The Class C units have the same liquidation preference, rights to cash distributions and voting rights as the common units. The Class C units will automatically convert to common units once the Class C units represent less than 1% of the total outstanding limited partner units. After two years, if the Class C units are not converted into common units, either automatically or by common unitholder approval, they will receive 115% of the distribution amount for common units.

The Partnership Agreement Amendment is attached as Exhibit 3.1 to this report and is incorporated by reference into this report in its entirety.

Omnibus Agreement Amendment

On November 1, 2006, in connection with the Transaction, DEFS, the Partnership, the General Partner, DCP Midstream GP, LLC, the general partner to the General Partner, and DCP Midstream Operating, LP, a wholly-owned subsidiary of the Partnership, amended the First Amendment to Omnibus Agreement by entering into the Second Amendment to Omnibus Agreement (the “Second Amendment”). The Second Amendment increases the annual fee the Partnership pays to DEFS by $2.0 million for incremental general and administrative expenses DEFS provides to the Partnership.

The Second Amendment is attached as Exhibit 10.2 to this report and is incorporated by reference into this report in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 1, 2006, the Partnership completed the acquisition of GSR from DEFS, as described in Item 1.01, 3.02 and 5.03 of this report which are incorporated by reference into this item in their entirety. The total purchase price paid by DCP to acquire GSR’s membership interests from DEFS was approximately $5.7 million in DCP Class C units and approximately $67.4 million in cash. The Partnership financed the cash portion of the purchase price out of the Partnership’s existing credit facility. The purchase price is subject to customary post-closing adjustments. DEFS also purchased 4,088 general partner equivalent units for $0.1 million in order to maintain its 2% general partner interest.

DEFS and its affiliates own directly or indirectly approximately 41% of the limited partner units of the Partnership, and own 100% of the General Partner of the Partnership. These affiliations create a conflict of interest in the General Partner. As a result of this conflict, the board of directors of DCP Midstream GP, LLC, the general partner of the General Partner, submitted the Transaction for resolution of the conflict to the conflicts committee of the board of directors, a committee consisting entirely of independent directors. Acting pursuant to the provisions of the partnership agreement of the Partnership, the conflicts committee reviewed the Transaction and, with the assistance of independent financial and legal advisors, determined that the Transaction was fair to the Partnership, approved the Transaction and recommended approval of the Transaction to the full board of directors. After receiving the approval and recommendation of the conflicts committee, the board of directors approved the Transaction.

The description of the Contribution Agreement contained in the Form 8-K filed on October 13, 2006 is incorporated herein by reference and the Contribution Agreement filed in such Form 8-K as Exhibit 10.1 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 1, 2006, the Partnership issued to Holdings 200,312 Class C Units. The Class C Units were issued to Holdings in accordance with the Contribution Agreement in partial consideration for the contribution of GSR to the Partnership in the Transaction. The Class C Units were issued to Holdings in a private offering conducted in accordance with the exemption from the registration requirements of the securities laws afforded by Section 4(2) of the Securities Act of 1933, as amended. The material terms of Class C Units are described above under Item 1.01 (Partnership Agreement Amendment) and are incorporated by reference into this item in their entirety. The Class C Units are convertible into common units of the Partnership as described above under Item 1.01 (Partnership Agreement Amendment).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2006, the General Partner of the Partnership entered into the Partnership Agreement Amendment. The material terms of the Partnership Agreement Amendment are described above under Item 1.01 (Partnership Agreement Amendment) and the description in that item is incorporated by reference into this item in its entirety.

Item 7.01. Regulation FD Disclosure.

On November 1, 2006, the Partnership issued a press release announcing the closing of DEFS’ contribution of GSR to the Partnership. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

A copy of the press release is being furnished and is attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the required financial statements with respect to the contribution of GSR to DCP will be provided within 71 calendar days of November 7, 2006.

(b)	Pro forma financial information.

In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the contribution of GSR to DCP will be provided within 71 calendar days of November 7, 2006.

(c)	Not applicable.

(d)	Exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: November 7, 2006	/s/ Thomas E. Long

Name: Thomas E. Long
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 3.1	Second Amended and Restated Limited Partnership Agreement of DCP Midstream Partners, LP.

+ Exhibit 10.1
Contribution Agreement, dated October 9, 2006, between DCP LP Holdings, LP and DCP Midstream Partners, LP (incorporated by reference to Exhibit 10.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on October 13, 2006).

Exhibit 10.2
Second Amendment to Omnibus Agreement, dated October 31, 2006, among Duke Energy Field Services, LLC, DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and DCP Midstream Operating, LP.

+ Exhibit 99.1
Joint Press Release of DCP Midstream Partners, LP and Duke Energy Field Services dated October 10, 2006 (incorporated by reference to Exhibit 99.1 to DCP Midstream Partners, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on October 13, 2006).

Exhibit 99.2	Press Release of DCP Midstream Partners, LP dated November 1, 2006.

+	Incorporated by reference.